UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2005

ALLTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4996	34-0868285

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One Allied Drive, Little Rock, Arkansas	72202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(501) 905-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2005, Alltel Corporation (the "Company") entered into a $700 million 364-day revolving credit agreement (the "Revolving Credit Agreement") with Bank of America, N.A., as the Administrative Agent, JPMorgan Chase Bank, N.A., as the Syndication Agent, Banc of America Securities LLC and J.P. Morgan Securities Inc., as the Joint Lead Arrangers and Joint Book Managers, and certain other lenders party thereto.

Under the terms of the Revolving Credit Agreement, the Company may obtain and utilize from time to time up to $700 million in revolving credit loans for general corporate purposes. Borrowings under the Revolving Credit Agreement bear interest at one of two rates as described in the Revolving Credit Agreement. The Revolving Credit Agreement contains affirmative, negative and financial covenants customary for such financings, including, among other things, a requirement that, as of the end of each calendar quarter, the Company maintain a total debt-to-capitalization ratio of less than 65 percent. For purposes of calculating this ratio under the Revolving Credit Agreement, total debt would include amounts classified as long-term debt (excluding mark-to-market adjustments for interest rate swaps), current maturities of long-term debt outstanding, short-term debt and any letters of credit or other guarantee obligations. The Revolving Credit Agreement also contains customary representations and warranties. The covenants, representations, warranties and other events of default are substantially similar to those in the Company's existing $1.5 billon five-year revolving credit agreement, dated as of July 28, 2004. The Revolving Credit Agreement expires on July 31, 2006, if not extended at the option of the Company.

A copy of the Revolving Credit Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The description of the Revolving Credit Agreement above is qualified in its entirety by reference to the full text of the Revolving Credit Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 29, 2005, the Company announced that it had closed the previously-announced acquisition of Western Wireless Corporation, a Washington corporation ("Western"), through the merger of Western with and into Western Wireless LLC (f/k/a Wigeon Acquisition LLC) ("Merger Sub"), a wholly-owned subsidiary of the Company (the "Merger"), pursuant to the Agreement and Plan of Merger, dated as of January 9, 2005, by and among the Company, Merger Sub, and Western (the "Merger Agreement"). The merger was effective at 12:00 a.m. Pacific Daylight Time August 1, 2005. In the Merger, the Company will issue an aggregate of 54.3 million shares of common stock and pay $933.4 million (excluding cash in lieu of fractional shares) to shareholders of Western. The Company's press release announcing the completion of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

In connection with the Merger, on August 1, 2005, Merger Sub, pursuant to supplemental indentures, which are attached as Exhibits 4.2 and 4.4, respectively, to this Form 8−K, and are incorporated by reference herein, assumed all obligations of Western, monetary or otherwise, related to the following:

$115,000,000 of 4.625% Convertible Subordinated Notes due 2023, which Western originally issued on June 11, 2003 (the "Convertible Notes") pursuant to that certain Indenture dated as of June 11, 2003 (the "Convertible Note Indenture"); and

$600,000,000 of 9.250% Senior Notes due 2013 which Western originally issued on July 16, 2003 (the "Senior Notes") pursuant to that certain Indenture dated as of July 16, 2003 between Western and The Bank of New York (the "Senior Note Indenture").

In addition, under the terms of the supplemental indenture executed pursuant to the Convertible Note Indenture among Merger Sub, the Company and The Bank of New York, the Company agreed to guarantee all monetary obligations of Merger Sub arising under the Convertible Note Indenture and the Convertible Notes. The information under the caption "Description of the Notes" in the Registration Statement on Form S-3/A filed by Western with the U.S. Securities and Exchange Commission (the "SEC") on September 24, 2003 and the information under the caption "Description of the Notes" in the Registration Statement on Form S-4/A filed by Western with the SEC on September 30, 2003 are incorporated herein by reference.

On August 1, 2005, Merger Sub announced an offer to purchase any and all of the outstanding Senior Notes (the "Tender Offer") at a price to be determined under a formula described in the Offer to Purchase and Consent Solicitation Statement relating to the offer (the "Offer to Purchase"). The formula is based, to the extent of 65% of the principal amount of the Senior Notes to be purchased, on a present value calculation of the redemption price of the Senior Notes at the first optional call date plus interest payable on the Senior Notes through that date, and the yield to maturity of a specified reference treasury security as of the Price Determination Date (as defined in the Offer to Purchase) plus 50 basis points, and, to the extent of the other 35%, at a redemption price of 109.250% of the principal amount plus accrued interest and Special Interest (as defined in the Senior Note Indenture), if any.

Under the Offer to Purchase, Merger Sub is requesting consents (the "Consents") to amendments to the Senior Note Indenture which would eliminate substantially all of the restrictive covenants in the Senior Note Indenture (other than, among other covenants, the covenants to pay interest and premium, if any, on, and principal of, the Senior Notes when due) as well as certain events of default (the "Amendments"). Holders who wish to tender their Senior Notes must also provide Consents. Holders who tender their Senior Notes and submit Consents prior to 5:00 p.m. on August 11, 2005 (the "Consent Time," which is subject to extension at the option of Merger Sub) will be entitled to receive the total consideration. Holders who tender their Senior Notes and submit Consents after the Consent Time will be entitled to receive the total consideration less a consent amount of $45 per $1,000 principal amount of Notes. The offer is subject to various conditions specified in the Offer to Purchase, including the conditions that Merger Sub shall have received, by the Consent Time, Consents which have not been revoked in respect of at least a majority in principal amount of the outstanding Senior Notes. Any such conditions may be waived by Merger Sub.

Item 2.04 Triggering Events That Accelerate or Increase Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Under the Senior Note Indenture, upon the occurrence of a "change of control", the issuer of the Senior Notes is required to make an offer to purchase the Senior Notes ("Change of Control Offer"). A change of control has resulted from the merger of Western with Merger Sub pursuant to the Merger Agreement. However, such offer would be at a purchase price equal to 101% of the aggregate principal amount of the Senior Notes plus accrued and unpaid interest and Special Interest, if any, which is lower than the consideration offered in the Tender Offer. If the Amendments are adopted, any obligation to make a separate offer in relation to the occurrence of the change of control arising from the merger of Western with Merger Sub will be eliminated. If, however, the Amendments are not adopted, Merger Sub intends to make a Change of Control Offer, as required by the Senior Note Indenture, to the holders of any Senior Notes that may remain outstanding on the date when the Change of Control Offer is required to be made, which is 30 days following the date on which the change of control occurs.

Under the Convertible Note Indenture, upon the occurrence of a "fundamental change" each holder of the Convertible Notes has the right, at such holder's option, to require the surviving company to redeem all of such holder's Convertible Notes, or any portion thereof that is a multiple of $1,000 principal amount, at a redemption price equal to 100% of principal amount thereof, together with accrued interest and any Additional Amounts (as defined in the Convertible Note Indenture). A fundamental change has resulted from the merger of Western with Merger Sub pursuant to the Merger Agreement. Accordingly, Merger Sub intends to notify holders of any outstanding Convertible Notes of their Redemption Rights, as required by the Convertible Note Indenture, within 10 days following the date on which the fundamental change occurred.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The audited consolidated financial statements, including the notes thereto, of Western as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the independent registered public accounting firm's reports related thereto are, in each case, are attached as Exhibit 99.4.

The unaudited consolidated condensed financial statements as of March 31, 2005, and for the three month periods ended March 31, 2005 and 2004, are attached as Exhibit 99.5.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2004, and as of and for the three months ended March 31, 2005, which give effect to the Company's acquisition of Western, are attached as Exhibit 99.6.

(c)    Exhibits

Exhibit
Number	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of January 9, 2005, by and among the Company, Merger Sub, and Western (incorporated by reference to Exhibit 2 to the Current Report on Form 8−K filed by the Company on January 9, 2005).

Exhibit 4.1	Indenture, dated as of June 11, 2003, between Western and The Bank of New York (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-3 filed by Western on June 11, 2003).

Exhibit 4.2	First Supplemental Indenture, dated as of August 1, 2005, to the Indenture dated as of June 11, 2003, by and among the Company, Western and The Bank of New York.

Exhibit 4.3	Indenture, dated as of July 16, 2003, between Western and The Bank of New York (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-4 filed by Western on September 12, 2003).

Exhibit 4.4	First Supplemental Indenture, dated as of August 1, 2005, to the Indenture dated as of July 16, 2003, between Merger Sub and The Bank of New York.

Exhibit 10.1	364-Day Revolving Credit Agreement, dated as of August 1, 2005, by and among the Company, as borrower, Bank of America, N.A., as the Administrative Agent, JPMorgan Chase Bank, N.A., as the Syndication Agent, Banc of America Securities LLC and J.P. Morgan Securities Inc., as the Joint Lead Arrangers and Joint Book Managers, and certain other lenders party thereto.

Exhibit 99.1	Press Release issued by the Company on August 1, 2005.

Exhibit 99.2	The information under the caption "Description of the Notes" in the Registration Statement on Form S-3/A filed by Western on September 24, 2003.

Exhibit 99.3	The information under the caption "Description of the Notes" in the Registration Statement on Form S-4/A filed by Western with the SEC on September 30, 2003.

Exhibit 99.4	Audited consolidated financial statements of Western as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004.

Exhibit 99.5	Unaudited consolidated condensed financial statements of Western as of March 31, 2005, and for the three month periods ended March 31, 2005 and 2004.

Exhibit 99.6	Unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2004, and as of and for the three months ended March 31, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLTEL CORPORATION

By:	/s/ Jeffery R. Gardner

Name:	Jeffery R. Gardner
Title:	Executive Vice President — Chief Financial Officer
(Principal Financial Officer)
August 1, 2005

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of January 9, 2005, by and among the Company, Merger Sub, and Western (incorporated by reference to Exhibit 2 to the Current Report on Form 8−K filed by the Company on January 9, 2005).

Exhibit 4.1	Indenture, dated as of June 11, 2003, between Western and The Bank of New York (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-3 filed by Western on June 11, 2003).

Exhibit 4.2	First Supplemental Indenture, dated as of August 1, 2005, to the Indenture dated as of June 11, 2003, by and among the Company, Western and The Bank of New York.*

Exhibit 4.3	Indenture, dated as of July 16, 2003, between Western and The Bank of New York (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-4 filed by Western on September 12, 2003).

Exhibit 4.4	First Supplemental Indenture, dated as of August 1, 2005, to the Indenture dated as of July 16, 2003, between Merger Sub and The Bank of New York.*

Exhibit 10.1	364-Day Revolving Credit Agreement, dated as of August 1, 2005, by and among the Company, as borrower, Bank of America, N.A., as the Administrative Agent, JPMorgan Chase Bank, N.A., as the Syndication Agent, Banc of America Securities LLC and J.P. Morgan Securities Inc., as the Joint Lead Arrangers and Joint Book Managers, and certain other lenders party thereto.*

Exhibit 99.1	Press Release issued by the Company on August 1, 2005.*

Exhibit 99.2	The information under the caption "Description of the Notes" in the Registration Statement on Form S-3/A filed by Western on September 24, 2003.

Exhibit 99.3	The information under the caption "Description of the Notes" in the Registration Statement on Form S-4/A filed by Western with the SEC on September 30, 2003.

Exhibit 99.4	Audited consolidated financial statements of Western as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004.*

Exhibit 99.5	Unaudited consolidated condensed financial statements of Western as of March 31, 2005, and for the three month periods ended March 31, 2005 and 2004.*

Exhibit 99.6	Unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2004, and as of and for the three months ended March 31, 2005.*

___________________

*    Filed herewith